Troika Media Group, Inc. Troika Media Group Inc. Receives Notice From Nasdaq Regarding Delisting New York, New York - December 7, 2023 — Troika Media Group, Inc. (Nasdaq: TRKA) ("TMG"), a consumer engagement and customer acquisition group, today announced that on December 7, 2023, TMG received a determination letter (“Determination Letter”) from The Nasdaq Stock Market (“Nasdaq”) notifying TMG that Nasdaq has determined that, in accordance with its authority under Nasdaq Listing Rules 5101, 5110(b), and IM-5101-1, TMG’s securities will be suspended from trading at the opening of business on December 18, 2023 and delisted from Nasdaq. Nasdaq based its determination upon concerns related to (i) TMG’s announcement that TMG had filed for protection under Chapter 11 of the United States Bankruptcy Code and the associated public interest concerns raised by such filing, (ii) the residual equity interest of the existing listed securities holders, and (iii) TMG’s ability to sustain compliance with all requirements for continued listing on Nasdaq. Nasdaq also noted that, since TMG has failed to file its Form 10-Q for the period ended September 30, 2023, such failure serves as an additional and separate basis for delisting. The Determination Letter also advises TMG of its right to request an appeal of the determination. However, TMG currently does not intend to file an appeal of the determination. Accordingly, TMG expects that its securities will be suspended from trading at the opening of business on December 18, 2023 and delisted from Nasdaq after the completion of Nasdaq’s filing of Form 25-NSE with the Securities and Exchange Commission. About Troika Media Group, Inc. Troika Media Group, Inc. (“TMG”) is a consumer engagement and customer acquisition consulting and solutions group based in New York. We deliver resilient brand equity, amplifying brands through emerging technology to deliver performance driven business growth. TMG’s expertise is in large consumer sectors including Insurance, Financial Services, Home Improvement, Residential Services, Legal, Professional Services, Media and Entertainment. For more information, visit www.troikamedia.com. Forward-Looking Statements This press release includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking

Troika Media Group, Inc. statements that we make in this press release speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this press release include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to chapter 11 of the Bankruptcy Code and the timing of such sales and ability to satisfy closing conditions; the Company’s intention to continue operations during the Cases; the Company’s belief that the 363 Sale Process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward- looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Cases on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Cases and to maintain contracts that are critical to its operations; the outcome and timing of the Cases and any potential asset sale; the effect of the filing of the Cases and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Cases or the Sale Transaction; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders. Investor Relations Contact: Investor Relations Troika Media Group, Inc. investorrelations@troikamedia.com